UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2018

THE PROCTER & GAMBLE COMPANY

(Exact Name of Registrant as Specified in Charter)

Ohio	1-434	31-0411980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 983-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On May 9, 2018, The Procter & Gamble Company (“P&G”) issued a press release announcing the launch of a $1.25 billion cash tender offer for outstanding debt securities.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibit is being filed with this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release by The Procter & Gamble Company dated May 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

By:	/s/ Sandra T. Lane
Sandra T. Lane
Assistant Secretary

May 9, 2018

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